                                                  Exhibit 10.4(c)
RECORDING REQUESTED BY



AND WHEN RECORDED, MAIL TO


Name

Address





Title Order No. _________________  Escrow No.
__________________

--------------------------------------

SPACE ABOVE THIS LINE FOR RECORDERS USE
Loan No. ____________________________________________________


DEED OF TRUST AND ASSIGNMENT OF RENTS

BY THIS DEED OF TRUST, made this                      day of        , 19
 between

herein called Trustor, whose address is

and                   , a California corporation, herein called Trustee, and


                                                 , herein called Beneficiary,

     Trustor grants, transfers, and assigns to Trustee, in trust, with power of sale, that property in_______________________ County, California, described as:

     Trustor also assigns to Beneficiary all rents, issues and profits of said realty reserving the right to collect and use the same except during continuance of default hereunder and during continuance of such default authorizing
Beneficiary to collect and enforce the same by any lawful means in the name of any party hereto.

For the purpose of securing:

     (1) Payment of the indebtedness by one promissory note in the principal sum of $ of even date herewith, payable to Beneficiary, and any extensions or renewals thereof; (2) the payment of any money that may be advanced by the Beneficiary to Trustor, or his successors, with interest thereon, evidenced by additional notes (indicating they are so secured) or by endorsement on the original note, executed by Trustor or his successor; (3) performance of each agreement of Trustor incorporated by reference or contained herein.

     On October 25, 1973, identical fictitious Deeds of Trust were recorded in the offices of the County Recorders of the Counties of the State of California, the first page thereof appearing in the book and at the page of the records of the respective County Recorder as follows:

      COUNTY           BOOK      PAGE         COUNTY          BOOK       PAGE

Alameda                 3540      89  Marin                    2736        463
Alpine                    18     753  Mariposa                  143        717
Amador                   250     243  Mendocino                 942        242
Butte                   1870     678  Merced                   1940        361
Calaveras                368      92  Modoc                     225        668
Colusa                   409     347  Mono                      160        215
Contra Costa            7077     178  Monterey                  877        243
Del Norte                174     526  Napa                      922         96
El Dorado               1229     594  Nevada                    665        303
Fresno                  6227     411  Orange                  10961        398
Glenn                    565     290  Placer                   1528        440
Humboldt                1213      31  Plumas                    227        443
Imperial                1355     801  Riverside                1973     139405
Inyo                     205     660  Sacramento             731025         59
Kern                    4809    2351  San Benito                386         94
Kings                   1018     394  San Bernadino            8294        877
Lake                     743     552  San Francisco            B820        585
Lassen                   271     367  San Joaquin              3813          6
Los Angeles            T8512     751  San Luis Obispo          1750        491
Madera                  1176     234  San Mateo                6491        600
Santa Barbara           2486    1244
Santa Clara             0623     713
Santa Cruz              2358     744
Shasta                  1195     293
Sierra                    59     439
Siskiyou                 697     407
Solano                  1860     581
Sonoma                  2810     975
Stanislaus              2587     332
Sutter                   817     182
Tehema                   630     522
Trinity                  161     393
Tulare                  3137     567
Tuolumne                 396     309
Ventura                 4182     662
Yolo                    1081     335
Yuba                     564     163
San Diego           File No.
                         73-
                      299568


     The provisions contained in Section A, including paragraphs 1 through 5, and the provisions contained in Section B, including paragraphs 1 through 9 of said fictitious Deeds of Trust are incorporated herein as fully as though set forth at length and in full herein, except certain amendments to the fictitious Deed of Trust are set forth on an amendment attached hereto and incorporated herein. The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to Trustor at the address hereinabove set forth, being the address designed for the purpose of receiving such notice. The Note securing this Deed of Trust provides as follows: Borrowers required repayment in full before scheduled date A. In the event of any sale or conveyance of any part of the real property described in the Deed of Trust securing this Note, then the Note Holder may demand payment in full of all amounts that I owe under this Note, as allowed by law.

----------------------------------           ---------------------------------



----------------------------------           ----------------------------------

-----------------------------------------------------------------------------
DO NOT RECORD - Provisions incorporated from Recorded Fictitious Deed of Trust

     A. TO PROTECT THE SECURITY HEREOF, TRUSTOR AGREES: (1) To keep said property in good condition and repair, preserve thereon the buildings, complete construction begun, restore damage or destruction, and pay the cost thereof; to commit or permit no waste, no violation of laws or covenants or conditions relating to use, alterations or improvements; to cultivate, irrigate, fertilize, fumigate, prune, and do all other acts which the character and use of said property and the estate or interest in said property secured by this Deed of Trust may require to preserve this security.

     (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or Beneficiary may release all or any part thereof to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorneys fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear.

     B. IT IS MUTUALLY AGREED THAT: (1) Any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned to Beneficiary, who may apply or release such moneys received by him in the same manner and with the same effect as provided for disposition of proceeds of fire or other insurance.

     (2) By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require payment when due of all other sums so secured or to declare default for failure so to pay.

     (3) At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map thereof; join in granting any easement thereon; or join in any agreement extending or subordinating the lien or charge hereof.

     (4) Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as the person or persons legally entitled thereto.

     (5) Upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause said property to be sold, which notice Trustee shall cause to be duly filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

     Trustee shall give notice of sale as then required by law, and without demand on Trustor, at least three months having elapsed after recordation of such notice of default, shall sell said property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale.

     (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien, which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

     (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at seven per cent per annum, and to pay for any statement provided for by law regarding the obligations secured hereby in the amount demanded by Beneficiary, not exceeding the maximum amount permitted by law at the time of the request therefore.

     Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, expressed or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

     After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at seven per cent per annum; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     (6) This Deed applies to, inures to the benefit of, and binds all parties hereto, their legal representatives and successors in interest. The term Beneficiary shall include any future owner and holder, including pledgees, of the note secured hereby. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

     (7) Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

     (8) The Trusts created hereby are irrevocable by Trustor.

     (9) Beneficiary may substitute a successor Trustee from time to time by recording in the Office of the Recorder or Recorders of the county where the property is located an instrument stating the election by the Beneficiary to make such substitution, which instrument shall identify the Deed of Trust by recording reference, and by the name of the original Trustor, Trustee and Beneficiary, and shall set forth the name and address of the new Trustee, and which instrument shall be signed by the Beneficiary and duly acknowledged.